                                   EXHIBIT 3.2

                                     BYLAWS

                                       OF

                          First Manitowoc Bancorp, Inc.


                       Introduction - Variable References


         0.01     Date of annual shareholder's meeting (See Section 2.01):

7:00 P.M.          3rd             Monday            April            2000
--------------------------------------------------------------------------------
 (Hour)           (Week)           (Day)            (Month)        (First Year)

         0.02 Required notice of an Annual Meeting or a Special Meeting (See Section 2.03): not less than 10 days nor more than 60 days before the date of the meeting.

         0.03     Authorized number of directors (See Section 3.02):9.

         0.04     Required notice of directors' meeting (See Section 3.06):

                  (a)      not less than 72 hours if by mail, and

                  (b) not less than 48 hours if any other method approved in Section 3.06.

         0.05 Fiscal year of the corporation (See Article X): January 1 - December 31.

                                                    ARTICLE I. OFFICES

         1.01     Principal and Business Offices.................................................................1

         1.02     Registered Office..............................................................................1

                                                 ARTICLE II. SHAREHOLDERS

         2.01     Annual Meeting.................................................................................1

         2.02     Special Meetings...............................................................................1

         2.03     Notice of Annual or Special Meeting............................................................1

         2.04     Nominations for Directors and Proposals of Business............................................1

                  A.     Nominations and Proposals...............................................................1

                  B.     Shareholder Nominations and Proposals...................................................1

         2.05     Unanimous Consent Without Meeting..............................................................2

         2.06     Closing of Stock Transfer Books or Fixing of Record Date.......................................2

         2.07     Voting Record..................................................................................3

         2.08     Quorum.........................................................................................3

         2.09     Proxies........................................................................................3

         2.10     Voting of Shares...............................................................................3

         2.11     Voting of Shares by Certain Holders............................................................3

                  A.     Other Corporations......................................................................3

                  B.     Legal Representatives and Fiduciaries...................................................3

                  C.     Pledgees................................................................................4

                  D.     Treasury Stock and Subsidiaries.........................................................4

                  E.     Minors..................................................................................4

                  F.     Incompetents and Spendthrifts...........................................................4

                  G.     Joint Tenants...........................................................................4

         2.12     Conduct of Meetings............................................................................4

         2.13     Invalidity.....................................................................................4

         2.14     Waiver of Notice...............................................................................4

         2.15     Public Announcement............................................................................4

                                              ARTICLE III. BOARD OF DIRECTORS

         3.01     General Powers.................................................................................5

         3.02     Number of Directors............................................................................5

         3.03     Term of Office and Qualifications..............................................................5

         3.04     Nominations....................................................................................5

         3.05     Regular Meetings...............................................................................5

         3.06     Special Meetings...............................................................................5

         3.07     Waiver of Notice...............................................................................5

         3.08     Quorum.........................................................................................5

         3.09     Vacancies......................................................................................5

         3.10     Removal........................................................................................5

         3.11     Compensation...................................................................................5

         3.12     Conduct of Meetings............................................................................6

         3.13     Manner of Acting...............................................................................6

         3.14     Presumption of Assent..........................................................................6

         3.15     Unanimous Consent Without Meeting..............................................................6

         3.16     Meetings by Telephone or by Other Communication Technology.....................................6

         3.17     Committees.....................................................................................6

                  A.     Regular Committees......................................................................6

                  B.     Special Committees......................................................................7

                  C.     Vacancies: Temporary Appointments.......................................................7

                  D.     Committee Minutes and Reports...........................................................7

                                                   ARTICLE IV. OFFICERS

         4.01     Generally......................................................................................7

         4.02     Removal........................................................................................7

         4.03     Vacancies......................................................................................7

         4.04     Chairman of the Board..........................................................................8

         4.05     President......................................................................................8

         4.06     Vice Presidents................................................................................8

         4.07     Secretary......................................................................................8

         4.08     Treasurer......................................................................................8

         4.09     Assistants and Acting Officers.................................................................8

         4.10     Salaries.......................................................................................8

                                            ARTICLE V. FUNDS OF THE CORPORATION

         5.01     Funds..........................................................................................8

         5.02     Name...........................................................................................8

         5.03     Loans..........................................................................................8

         5.04     Disbursements..................................................................................8

         5.05     Prohibited Transactions........................................................................8

         5.06     Voting of Securities Owned by the Corporation..................................................8

                                  ARTICLE VI. CERTIFICATES FOR SHARES AND THEIR TRANSFER

         6.01     Certificates for Shares........................................................................9

         6.02     Facsimile Signatures and Seal..................................................................9

         6.03     Signature by Former Officer....................................................................9

         6.04     Transfer of Shares.............................................................................9

         6.05     Restrictions on Transfer.......................................................................9

         6.06     Lost, Destroyed or Stolen Certificates.........................................................9

         6.07     Consideration for Shares.......................................................................9

         6.08     Uncertificated Shares.........................................................................10

         6.09     Transfer Agent and Registrar..................................................................10

         6.10     Stock Regulations.............................................................................10

                                                        ARTICLE VII

                                  INDEMNIFICATION AND LIABILITY OF OFFICERS AND DIRECTORS

         7.01     Indemnification...............................................................................10

         7.02     Limited Liability of Directors and Officers to the Corporation and Shareholders...............12



                                             ARTICLE VIII. CORPORATE DIVIDENDS



                                                ARTICLE IX. CORPORATE SEAL



                                                  ARTICLE X. FISCAL YEAR



                                                  ARTICLE XI. AMENDMENTS


         11.01     By Shareholders..............................................................................12

         11.02     By Directors.................................................................................12

         11.03     Implied Amendments...........................................................................12

                               ARTICLE I. OFFICES

         1.01 PRINCIPAL AND BUSINESS OFFICES. The Corporation may have such principal and other business offices, either within or without the State of Wisconsin, as the Board of Directors may designate or as the business of the Corporation may require from time to time.

         1.02 REGISTERED OFFICE. The registered office of the Corporation required by the Wisconsin Business Corporation Law to be maintained in the State of Wisconsin may be, but need not be, identical to the principal office in the state of Wisconsin; and the address of the registered office may be changed from time to time by the Board of Directors or by the registered agent. The business office of the registered agent of the Corporation shall be identical to the registered office.

                            ARTICLE II. SHAREHOLDERS

         2.01 ANNUAL MEETING. The Annual Meeting of the Shareholders shall be held at the principal office of the Corporation in the City of Manitowoc, Wisconsin, unless the Board of Directors shall designate another location either within or without the State of Wisconsin. The Annual Meeting shall be held at the date and hour in each year set forth in Section 0.01 or at such other time and date as may be fixed by or under the authority of the Board of Directors. If the day fixed for the Annual Meeting shall be a legal holiday in the State of Wisconsin, such meeting shall be held on the next succeeding business day. At such meeting the Shareholders shall elect Directors and transact such other business as shall properly come before them.

         2.02 SPECIAL MEETINGS. Special Meetings of the Shareholders may be called by the Chairman of the Board, the Secretary upon written request of a majority of members of the Board of Directors then in office or the holders of at least ten percent of all the votes entitled to be cast on any issue proposed to be considered at the proposed Special Meeting if such holders sign, date and deliver to the Secretary one or more written demands for the meeting describing one or more purposes for which the Special Meeting is to be held. The Board of Directors shall set the place, date and time of the Special Meeting. If no location is designated, the place of the Special Meeting shall be the principal business office of the Corporation in the State of Wisconsin, but any Special Meeting may be adjourned to reconvene at any place designated by a vote of a majority of the shares represented thereat. Only business described in the notice of a Special Meeting may be conducted at the Special Meeting.

         2.03 NOTICE OF ANNUAL OR SPECIAL MEETING. Notice may be communicated by telegraph, teletype, facsimile or other form of wire or wireless communication, or by mail or private carrier, and, if these forms of personal notice are impracticable, notice may be communicated by public announcement. Such notice stating the place, day and hour of the meeting and, in case of a Special Meeting, a description of each purpose for which the Special Meeting is called, shall be communicated or sent within the time period specified in Section 0.02, by or at the direction of the Chairman of the Board or the Secretary, or other Officer or persons calling the meeting, to each Shareholder of record entitled to vote at such meeting. Written notice by the Corporation to its Shareholders is effective when mailed and may be addressed to the Shareholder's address shown in the Corporation's current record of Shareholders. Unless otherwise required by the Wisconsin Business Corporation Law, notice of an Annual Meeting need not include a description of the purpose for which the meeting is called.

         2.04 NOMINATIONS FOR DIRECTORS AND PROPOSALS OF BUSINESS.

                  A. NOMINATIONS AND PROPOSALS. Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the Shareholders may be made at the Annual Meeting:

                           1. Pursuant to the Corporation's notice of the Annual Meeting;

                           2.       By or at the direction of the Board of
                                    Directors; or

                           3. By any Shareholder of the Corporation who is a Shareholder of record at the time of giving notice as provided in the Bylaws, who is entitled to vote at the

                                    Annual Meeting and who complies with the notice procedures set forth in Paragraph B of Section 2.04.

                  B. SHAREHOLDER NOMINATIONS AND PROPOSALS. For nominations or other business to be properly before an Annual Meeting or a Special Meeting by a Shareholder, the Shareholder must have given adequate notice thereof in writing to the Secretary. Adequate notice is that notice which is received by the Secretary at the Corporation's principal office: (1) with respect to an Annual Meeting, not less than 90 days nor more than 120 days prior to the date set forth in Section 0.01, provided, however, that if the date of the Annual Meeting is advanced by more than 30 days or postponed by more than 30 days from the date set forth in Section 0.01, notice by the Shareholder, to be adequate, must be received as provided above not earlier than the 120th day prior to the date of such Annual Meeting and not later than the close of business on the later of (a) the 90th day prior to such Annual Meeting, or (b) the tenth day following the day on which public announcement of the date of such Annual Meeting is first made; and (2) with respect to a Special Meting, not later than the close of business on the tenth day following the day on which notice of the Special Meeting was communicated to Shareholders pursuant to Section 2.03. In no event shall public announcement of an adjournment of an Annual Meeting commence a new time period for the giving of a Shareholder notice as described above. Such Shareholder's notice shall be signed by the Shareholder of record who intends to make the nomination or introduce the other business (or his or her duly authorized proxy or other representative), shall bear the date of signature of such Shareholder or representative, and shall set forth:

                           1. The name and address, as they appear on the Corporation's books, of such Shareholder and the beneficial owner(s), if any, on whose behalf the nomination or proposal is made;

                           2. The number of shares of the Corporation which are beneficially owned by such Shareholder or beneficial owner(s);

                           3. A representation that such Shareholder is a holder of record of shares of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to make the nomination or introduce the other business specified in the notice;

                           4.       In the case of any proposed nomination
                                    for election or re-election as a Director:

                                    (a)     the name, age, business address and
                                            residence address of each nominee,

                                    (b)     the principal occupation or
                                            employment of each nominee,

                                    (c)     the number of shares of stock of the
                                            Corporation beneficially owned by
                                            each nominee,

                                    (d)     a description of all arrangements or
                                            understandings between such
                                            Shareholder or beneficial owner(s)
                                            and each nominee and any other
                                            person(s) (naming such person(s))
                                            pursuant to which the nomination is
                                            to be made by the Shareholder,

                                    (e)     such other information regarding
                                            each nominee proposed by such
                                            Shareholder as would be required to
                                            be disclosed in solicitations of
                                            proxies for elections of Directors,
                                            or would be otherwise required to be
                                            disclosed, in each case pursuant to
                                            Regulation 14A under the Securities
                                            Exchange Act of 1934, as amended,
                                            including any information that would
                                            be required to be included in a
                                            proxy statement filed pursuant to

                                            Regulation 14A had the nominee been
                                            nominated by the Board of Directors,
                                            and

                                    (f)     the written consent of each nominee
                                            to be named in a proxy statement and
                                            to serve as a Director if so
                                            elected, and

                           5. In the case of any other business that such Shareholder proposes to bring before the meeting:

                                    (a)     a brief description of the business
                                            desired to be brought before the
                                            meeting, and, if the business
                                            includes a proposal to amend the
                                            Bylaws, the language of the proposed
                                            amendment,

                                    (b)     such Shareholder's and beneficial
                                            owner's(s') reasons for conducting
                                            such business at such time, and

                                    (c)     any material interest in such
                                            business of such Shareholder or
                                            beneficial owners(s).

         2.05 UNANIMOUS CONSENT WITHOUT MEETING. Any action that may be taken at a meeting of the Shareholders may be taken without a meeting if: (a) a consent in writing setting forth the action so taken shall be signed by all of the Shareholders entitled to vote with respect to the subject matter thereof; or (b) if the Articles of Incorporation so provide, by Shareholders who would be entitled to vote at a meeting of those shares with voting power to cast not less than the minimum number or, in the case of voting by voting groups, numbers of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote were present and voted.

         2.06 CLOSING OF STOCK TRANSFER BOOKS OR FIXING OF RECORD DATE. A Shareholder shall mean the person in whose name shares are registered in the stock transfer books of the Corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the Corporation. Such nominee certificates, if any, shall be reflected in the stock transfer books of the Corporation. For the purpose of determining Shareholders entitled to notice of or to vote at any meeting of Shareholders or any adjournment or postponement thereof, Shareholders entitled to demand a Special Meeting, Shareholders entitled to receive payment of any dividend or in order to make a determination of Shareholders for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, 70 days. If the stock transfer books shall be closed for the purpose of determining Shareholders entitled to the notice of or to vote at a meeting of Shareholders, such books shall be closed for at least ten days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of Shareholders, such date in any case to be not more than 70 days and, in the case of a meeting of Shareholders, not less than ten days prior to the date on which the particular action requiring such determination of Shareholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of Shareholders entitled to notice of or to vote at a meeting of Shareholders or Shareholders entitled to receive payment of a dividend, the close of business on the date on which notice of the meeting is mailed or on the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Shareholders. When a determination of Shareholders entitled to vote at any meeting of Shareholders has been made as provided in this Section, such determination shall be applied to any adjournment or postponement thereof except when the Board of Directors fixes a new record date or date for the closing of the stock transfer books, which it shall do if the meeting is adjourned or postponed to a date more than 120 days after the date fixed for the original meeting, or the determination has been made through the closing of the stock transfer books and the stated period of closing has expired.

         2.07 VOTING RECORD. The Secretary shall, before each meeting of Shareholders, make a complete list of the Shareholders entitled to vote at such meeting, or any adjournment thereof, with the address of and the number of shares held by each Shareholder. Such record shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any Shareholder during the whole time of the meeting or any adjournment thereof for the purposes of the meeting. The original stock transfer books shall be prima facie evidence as to who are the Shareholders entitled to examine such record or transfer books or to vote at any meeting of Shareholders.

Failure to comply with the requirements of this section shall not affect the validity of any action taken at such meeting.

         2.08 QUORUM. Shares entitled to vote as a separate voting group as defined in the Wisconsin Business Corporation Law may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless the Articles of Incorporation or the Wisconsin Business Corporation Law provide otherwise, a majority of the votes entitled to be cast on the matter by a voting group constitutes a quorum of that voting group for action on that matter. Once a share is represented for any purposes at a meeting, other than for the purpose of objecting to holding the meeting or transacting business at the meeting, it is considered present for purposes of determining whether a quorum exists, for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned or postponed meeting. If a quorum exists, action on a matter by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the Articles of Incorporation or the Wisconsin Business Corporation Law require a greater number of affirmative votes. "Voting group" means: (a) all shares of one or more classes or series that under the Articles of Incorporation or the Wisconsin Business Corporation Law are entitled to vote and be counted together collectively on a matter at a meeting of Shareholders; or (b) all shares that under the Articles of Incorporation or the Wisconsin Business Corporation Law are entitled to vote generally on a matter. Though less than a quorum of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

         2.09 PROXIES. At all meetings of Shareholders, a Shareholder entitled to vote may vote in person or by proxy. A Shareholder or such Shareholder's authorized officer, director, employee, agent or attorney-in-fact may appoint a proxy to vote or otherwise act for the Shareholder by signing an appointment form or by any other means described in Wisconsin Business Corporation Section
180.722. Such proxy appointment is effective when a signed appointment form or an electronic transmission of the appointment is received by the Secretary before or at the time of the meeting. Unless otherwise provided in the appointment form or electronic transmission of proxy, a proxy appointment may be revoked by the Shareholder at any time before it is voted, either by written notice filed with the Secretary or the acting Secretary of the meeting or by oral notice given by the Shareholder to the presiding officer during the meeting. The presence of a Shareholder who has filed his or her proxy appointment shall not of itself constitute a revocation. No proxy appointment shall be valid after eleven months from the date of its execution, unless otherwise provided in the appointment form or electronic transmission of proxy. The Board of Directors shall have the power and authority to make rules establishing presumptions as to the validity and sufficiency of proxy appointments.

         2.10 VOTING OF SHARES. Each outstanding share shall be entitled to one vote upon each matter submitted to a vote at a meeting of Shareholders, except to the extent that the voting rights of the shares of any voting group or groups are enlarged, limited or denied by the Articles of Incorporation.

         2.11 VOTING OF SHARES BY CERTAIN HOLDERS.

                  A. OTHER CORPORATIONS. Shares standing in the name of another corporation may be voted either in person or by proxy, by the president of such corporation or any other officer appointed by such president. An appointment form of proxy executed by any principal officer of such other corporation or assistant thereto shall be conclusive evidence of the signer's authority to act, in the absence of express notice to the Corporation, given in writing to the Secretary, or the designation of some other person by the board of directors or by the bylaws of such other corporation.

                  B. LEGAL REPRESENTATIVES AND FIDUCIARIES. Shares held by an administrator, executor, guardian, conservator, trustee in bankruptcy, receiver or assignee for creditors may be voted by him, her or it either in person or by proxy, without a transfer of such shares into his, her or its name, provided that there is filed with the Secretary before or at the time of meeting proper evidence of his, her or its incumbency and the number of shares held by him, her or it either in person or by proxy. An appointment form of proxy executed by a fiduciary shall be conclusive evidence of the signer's authority to act, in the absence of express notice to the Corporation, given in writing to the Secretary, that such manner of voting is expressly prohibited or otherwise directed by the document creating the fiduciary relationship.



                  C. PLEDGEES. A Shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred; provided, however, a pledgee shall be entitled to vote shares held of record by the pledgor if the Corporation receives acceptable evidence of the pledgee's authority to sign.

                  D. TREASURY STOCK AND SUBSIDIARIES. Neither treasury shares, nor shares held by another corporation if a majority of the shares entitled to vote for the election of directors of such other corporation is held by the Corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares entitled to vote, but shares of its own issue held by the Corporation in a fiduciary capacity, or held by such other corporation in a fiduciary capacity, may be voted and shall be counted in determining the total number of outstanding shares entitled to vote.

                  E. MINORS. Shares held by a minor may be voted by such minor in person or by proxy and no such vote shall be subject to disaffirmance or avoidance, unless prior to such vote the Secretary has received written notice or has actual knowledge that such Shareholder is a minor. Shares held by a minor may be voted by a personal representative, administrator, executor, guardian or conservator representing the minor if evidence of such fiduciary status, acceptable to the Corporation, is presented.

                  F. INCOMPETENTS AND SPENDTHRIFTS. Shares held by an incompetent or spendthrift may be voted by such incompetent or spendthrift in person or by proxy and no such vote shall be subject to disaffirmance or avoidance, unless prior to such vote the Secretary has actual knowledge that such Shareholder has been adjudicated an incompetent or spendthrift or actual knowledge of judicial proceedings for appointment of a guardian. Shares held by an incompetent or spendthrift may be voted by a personal representative, administrator, executor, guardian or conservator representing the minor if evidence of such fiduciary status, acceptable to the Corporation, is presented.

                  G. JOINT TENANTS. Shares registered in the names of two or more individuals who are named in the registration as joint tenants may be voted in person or by proxy signed by any one or more of such individuals if either (i) no other such individual or his or her legal representative is present and claims the right to participate in the voting of such shares or prior to the vote files with the Secretary a contrary written voting authorization or direction or written denial of authority of the individual present or signing the appointment form of proxy proposed to be voted, or (ii) all such other individuals are deceased and the Secretary has no actual knowledge that the survivor has been adjudicated not to be the successor to the interests of those deceased.

         2.12 CONDUCT OF MEETINGS. The Chairman of the Board, or in the Chairman's absence, the President, or in their absence, such Vice President as is designated by the Board of Directors, or in their absence, any person chosen by the Shareholders, shall call the meeting to order and act as Chairperson of the meeting. Only persons nominated in accordance with the procedures set forth in Section 2.04 shall be eligible to serve as Directors. Only such business as shall have been brought before a meeting in accordance with the procedures set forth in Section 2.04 shall be eligible to be conducted. The Chairperson of the meeting shall have the power and duty to determine whether any nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in Section 2.04, and, if any proposed nomination or business is not in compliance therewith, to declare that such defective proposal shall be disregarded. The Secretary of the Corporation shall act as Secretary of all meetings of the Shareholders, but in the absence of the Secretary, the Chairperson of the meeting may appoint any other person to act as Secretary of the meeting.

                  2.13 INVALIDITY. The Chairperson, upon recommendation of the Secretary, may reject a vote, consent, waiver or proxy appointment, if the Secretary or other Officer or agent of the Corporation who is authorized to tabulate votes, acting in good faith, has reasonable doubt about the validity of the signature on it or about the signatory's authority to sign for the Shareholder. The Corporation and its Officer or agent who accepts or rejects a vote, consent, waiver or proxy appointment in good faith and in accordance with the Wisconsin Business Corporation Law shall not be liable for damages to the Shareholders for consequences of the acceptance or rejection.

                  2.14 WAIVER OF NOTICE. A Shareholder may waive any notice required by the Wisconsin Business Corporation Law, the Articles of Incorporation, or these Bylaws before or after the date and time stated in the notice. The waiver shall be in writing and signed by the Shareholder entitled to the notice, contain the same information that would have been required in the notice under the Wisconsin Business Corporation Law (except that the time and place of meeting need not be stated), and be delivered to the Corporation for inclusion in the corporate records. A Shareholder's attendance at any Annual Meeting or Special Meeting, in person or by proxy, waives objection to all of the following: (a) lack of notice or defective notice of the meeting, unless the Shareholder promptly upon arrival or at the beginning of the meeting objects to holding or transacting business at the meeting; and (b) consideration of a particular matter at the meeting that is not within the purpose described in the meeting notice, unless the Shareholder objects to considering the matter when it is presented.

                   2.15 PUBLIC ANNOUNCEMENT. For purposes of this Article II, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended.



                         ARTICLE III. BOARD OF DIRECTORS

                  3.01 GENERAL POWERS. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors, subject to any limitation set forth in the Bylaws or the Articles of Incorporation.

                  3.02 NUMBER OF DIRECTORS. The number of Directors shall be as provided in Section 0.03, all of whom shall be nominated and elected by the Shareholders as provided herein.

                  3.03 TERM OF OFFICE AND QUALIFICATIONS. Elected Directors shall hold office for a term of three years and until their successors are elected and qualified, except as otherwise provided in the Bylaws, or until their death, resignation or removal. The Board of Directors shall be divided into three classes which are as equal in number as possible. The term of office of the first class of Directors shall expire at the first annual meeting after their initial election and when their successors are elected and qualified, the term of office of the second class shall expire at the second annual meeting after their initial election and when their successors are elected and qualified and the terms of office of the third class shall expire at the third annual meeting after their initial election and when their successors are elected and qualified. At each annual meeting after the initial election and classification, the class of Directors whose term expires at the time of such election shall be elected to hold office until the third succeeding annual meeting and until their successors are elected and qualified. A person who has attained the age of 70 years may not be nominated for election to the Board of Directors; any Director who attains the age of 70 years during the course of his or her term as Director, shall serve up to the first Annual Meeting following such birthday, at which time he or she shall be ineligible for re-election.

                  3.04 NOMINATIONS. Nominations for the election of directors shall be made in accordance with the provisions of Section 2.04, which requirements are hereby incorporated by reference in Section 3.04.

                  3.05 REGULAR MEETINGS. A Regular Meeting of the Board of Directors shall be held without other notice than Section 3.05 immediately after, and at the same place as, the Annual Meeting of Shareholders, for election of corporate officers and transaction of other business. The Board of Directors may provide by resolution the time and place for holding additional meetings without other notice than such resolution.

                  3.06 SPECIAL MEETINGS. Special Meetings of the Board of Directors shall be held whenever called by the Chairman of the Board, the President or the Secretary upon written request of any two Directors. The Secretary shall give sufficient notice of such meeting, to be not less than the number of hours prior thereto as set forth in Section 0.04, in person or by mail, telephone, telegraph, teletype, facsimile or other form of wire or wireless communication as to enable the Directors so notified to attend such meeting. The Chairman or Secretary who calls the meeting may fix any place, within or without the State of Wisconsin, as the place for holding any Special Meeting of the Board of Directors.

                  3.07 WAIVER OF NOTICE. Whenever any notice is required to be given to any Director under the Articles of Incorporation or Bylaws or any provisions of law, a waiver thereof in writing, signed at any time, whether before or after the time of meeting, by the Director entitled to such notice, shall be deemed equivalent to the giving of such notice, and the Corporation shall retain copies of such waivers in its corporate records. A Director's attendance at or participation in a meeting waives any required notice to him or her of the meeting unless the Director at the beginning of the meeting or promptly upon his or her arrival objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting. Neither the business to be transacted at, nor the purpose of, any Regular or Special Meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

                  3.08 QUORUM. Except as otherwise provided by the Wisconsin Business Corporation Law or the Articles of Incorporation or Bylaws, a majority of the Directors then in office, at a meeting convened according to the Bylaws, shall constitute a quorum for the transaction of business; but a majority of the Directors present or participating (though less than a quorum) may adjourn the meeting from time to time without further notice.

                  3.09 VACANCIES. Vacancies, including those created by an increase in the number of Directors on the Board of Directors, may be filled by the remaining Directors. A Director elected to fill a vacancy shall serve for the unexpired term of his or her predecessor. In the absence of action by the remaining Directors, the Shareholders may fill such vacancy at a Special Meeting or an Annual Meeting in accordance with the Articles of Incorporation or the Bylaws.

                  3.10 REMOVAL. The Shareholders may remove one or more Directors, with or without cause, at a meeting called for that purpose, the notice of which reflects that purpose, in accordance with the Wisconsin Business Corporation Law.

                  3.11 COMPENSATION. A Director may receive such compensation for services as is determined by resolution of the Board irrespective of any personal interest of its members. A Director also may serve the Corporation in any other capacity and receive compensation therefor. The Board of Directors also shall have authority to provide for or to delegate authority to an appropriate committee to provide for reasonable pensions, disability or death benefits and other benefits or payments, to Directors, Officers and employees and to their estates, families, dependents or beneficiaries on account of prior services rendered to the Corporation by such Directors, Officers and employees.

                  3.12 CONDUCT OF MEETINGS. The Chairman of the Board or, in the Chairman's absence, the President, or in their absence, such Vice President as is designated by the Board of Directors, shall call meetings of the Board of Directors to order and shall act as Chairperson of the meeting. The Secretary shall act as Secretary of all meetings of the Board of Directors, but in the absence of the Secretary, the Chairperson of the meeting may appoint an Assistant Secretary or any Director or other person present or participating to act as Secretary of the meeting.

                  3.13 MANNER OF ACTING. If a quorum is present or participating when a vote is taken, the affirmative vote of a majority of Directors present or participating is the act of the Board of Directors or a committee of the

Board of Directors, unless the Wisconsin Business Corporation Law or the Articles of Incorporation or Bylaws require the vote of a greater number of Directors.

                  3.14 PRESUMPTION OF ASSENT. A Director who is present at or participates in a meeting of the Board of Directors or a committee thereof of which he or she is a member, at which action on any corporate matter is taken, shall be presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of the meeting or unless he or she shall file his or her written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

                  3.15 UNANIMOUS CONSENT WITHOUT MEETING. Any action required or permitted by the Articles of Incorporation or Bylaws or any provision of law to be taken by the Board of Directors at a meeting or by resolution may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the Directors then in office.

                  3.16 MEETINGS BY TELEPHONE OR BY OTHER COMMUNICATION TECHNOLOGY. Meetings of the Board of Directors or committees may be conducted by telephone or by other communication technology in accordance with Section
180.0820 of the Wisconsin Business Corporation Law or any successor statute.

                  3.17 COMMITTEES.

                  A.       REGULAR COMMITTEES.

                           1. General Description. In order to facilitate the work of the Board of Directors, the following Regular Committees shall be elected from the membership of the Board of Directors at the Regular Meeting held each year (or at such other time as the Board of Directors may determine):

                                                     Audit Committee

                                    Each Regular Committee shall have three to six members. The Chairman of the Board of Directors, and in the Chairman's absence the President, and in their absence, such Vice President as is designated by the Board of Directors, shall submit nominations for such Regular Committee memberships. Regular Committee members shall hold office until the next Board meeting at which Regular Committee elections are conducted in accordance with the Bylaws, and until their successors are elected and qualified. Each Regular Committee of the Board of Directors may exercise the authority of the full Board when the Board is not in session and solely with regard to and within the scope of the duties and powers delegated to it in the Bylaws, except that no committee of the Board shall do any of the following:

                                    (a)     Authorize distributions;

                                    (b)     Approve or propose to Shareholders
                                            action that the Wisconsin  Business
                                            Corporation Law requires be approved
                                            by Shareholders;

                                    (c)     Fill  vacancies  on the  Board of
                                            Directors  or,  except  as  provided
                                            herein, on any of its committees;

                                    (d)     Amend the Articles of Incorporation;

                                    (e)     Adopt, amend or repeal the Bylaws;

                                    (f)     Approve a plan of merger not
                                            requiring Shareholder approval;

                                    (g)     Authorize or approve reacquisition
                                            of shares, except according to a
                                            formula or method prescribed by the
                                            Board; or

                                    (h)     Authorize or approve the issuance or
                                            sale or contract for sale of shares
                                            or determine the designation and
                                            relative rights, preferences and
                                            limitations of a class or series of
                                            shares, except that the Board of
                                            Directors may authorize a committee
                                            or a senior executive Officer to do
                                            so within limits prescribed by the
                                            Board of Directors.

                           2. The Audit Committee. The Audit Committee shall:

                                    (a)     Select and engage independent
                                            certified public accountants to
                                            audit the books, records and
                                            financial transactions of the
                                            Corporation;

                                    (b)     Review with the independent
                                            accountants the scope of their
                                            examination, with particular
                                            emphasis on the areas to which
                                            either the Audit Committee or the
                                            independent accountants believe
                                            special attention should be
                                            directed. The Audit Committee may
                                            have the independent accountants
                                            perform such additional procedures
                                            as the Audit Committee or the
                                            auditors deem necessary;

                                    (c)     Review and approve an annual plan
                                            for the  financial  audit  (internal
                                            audit) department;

                                    (d)     Review with the independent
                                            accountants the financial statements
                                            and auditors' reports thereon;

                                    (e)     Review the management letter of the
                                            independent accountants and audit
                                            reports by the Corporation's
                                            internal auditors to assure that
                                            appropriate action has been taken by
                                            Senior Management as to each item
                                            recommended;

                                    (f)     Encourage the independent
                                            accountants and the internal
                                            auditors to communicate directly
                                            with the Chairman of the Board and
                                            President or, if necessary, the
                                            Chairman of the Audit Committee
                                            whenever any significant
                                            recommendation has not been
                                            satisfactorily resolved at the
                                            Senior Management level;

                                    (g)     Review conflict of interest
                                            statements to assure the Board of
                                            Directors  that any conflict of
                                            interest has been duly reported to
                                            and reviewed by the Audit Committee;

                                    (h)     Review and approve all related party
                                            transactions; and

                                    (i)     Carry out such special assignments
                                            as the Board of Directors may, from
                                            time to time, give to the Audit
                                            Committee.

                  B. SPECIAL COMMITTEES. In addition to the Regular Committees, the Board of Directors may, from time to time, establish Special Committees and specify the composition, functions and authority of any Special Committee.

                  C. VACANCIES: TEMPORARY APPOINTMENTS. When, for any cause, a vacancy occurs in a Regular Committee, the remaining committee members, by majority vote, may fill such vacancy by a temporary appointment of a Director not on the subject committee to fill the vacancy until the next meeting of the Board, at which time the Board may fill the vacancy.

                  D. COMMITTEE MINUTES AND REPORTS. All of the foregoing committees shall keep minutes and records of all of their meetings and activities and shall report the same to the Board of Directors at its next regular meeting. Such minutes and records shall be available for inspection by the Directors at all times.

                              ARTICLE IV. OFFICERS

         4.01 GENERALLY. The principal Officers of the Corporation shall be a Chairman of the Board, a President, one or more Vice Presidents, a Secretary and a Treasurer. The Board of Directors shall elect the principal Officers annually at the Regular Meeting. All Officers shall hold office for a period of one year and until their successors are duly elected and qualified, or until their prior death, resignation or removal. Each Officer has the authority and shall perform the duties set forth in the Bylaws or, to the extent not inconsistent with the Bylaws, the duties prescribed by the Board of Directors or by direction of an Officer authorized by the Bylaws or by the Board of Directors to prescribe the duties of other Officers.

         4.02 REMOVAL. Any Officer or agent may be removed by the Board of Directors with or without cause whenever, in its judgment, the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment shall not of itself create contract rights.

         4.03 VACANCIES. A vacancy in any principal office because of death, resignation, removal or otherwise, shall be filled by the Board of Directors for the unexpired portion of the term. The Board of Directors may, from time to time, omit to elect one or more Officers, or may omit to fill a vacancy, and in such case, the designated duties of such Officer, unless otherwise provided in the Bylaws, shall be discharged by the Chairman of the Board or such other Officer as he or she may designate.

         4.04 CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at all meetings of the Shareholders and of the Board of Directors. He or she shall supervise the carrying out of the policies adopted or approved by the Board. He or she shall have and may exercise such further powers and duties as from time to time may be conferred upon, or assigned to, him or her by the Board of Directors.

         4.05 PRESIDENT. The President shall be the principal executive officer of the Corporation and shall have general supervision of the business and affairs of the Corporation. He or she shall have authority, subject to any rules as may be prescribed by the Board of Directors, to appoint such agents and employees of the Corporation as he or she shall deem necessary, to prescribe their powers, duties and compensation, and to delegate authority to them. Such agents and employees shall hold office at the discretion of the President. The President may sign and execute all authorized bonds, notes, checks, contracts, deeds, mortgages, instruments of assignment or pledge or other obligations of the Corporation in the name of the Corporation.

         4.06 VICE PRESIDENTS. Should the Chairman of the Board or the President be absent or unable to act, the Board of Directors shall designate one or more Vice Presidents or other Officer to discharge the duties of the vacant office with the same power and authority as is vested in that office. The Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President or the Board of Directors.

         4.07 SECRETARY. The Secretary shall keep a record of the minutes of the meetings of the Shareholders and of the Board of Directors. He or she shall countersign all instruments and documents executed by the Corporation, affix to instruments and documents the seal of the Corporation when necessary or required keep in books therefor the transactions of the Corporation, see that all notices are duly given in accordance with the provisions of the Bylaws or as required by law and perform such other duties as usually are incident to such office or may be assigned by the Chairman of the Board, the President or the Board of Directors.

         4.08 TREASURER. The Treasurer, subject to the control of the Board of Directors, shall collect, receive, and safely keep all monies, funds and securities of the Corporation and attend to all its pecuniary affairs. He or she shall keep full and complete accounts and records of all its transactions, of sums owing to or by the Corporation and all rents and profits in its behalf. The Treasurer shall perform such other duties as usually are incident to such office or may be assigned to him or her by the President or the Board of Directors.

         4.09 ASSISTANTS AND ACTING OFFICERS. The Chairman of the Board, the President and the Board of Directors shall have the power to appoint any person to act as assistant to any Officer, or as agent for the Corporation in the Officer's stead, or to perform the duties of such Officer whenever for any reason it is impracticable for the Officer to act personally, and the assistant or acting Officer or other agent so appointed by the Chairman of the Board, the President or the Board of Directors shall have the power to perform all the duties of the office to which he or she is so appointed to be assistant, or as to which he or she is so appointed to act, except as such power otherwise may be defined or restricted by the Chairman of the Board, the President or the Board of Directors.

         4.10 SALARIES. The salaries of the principal Officers shall be fixed from time to time by the Board of Directors or by a duly authorized committee thereof and no Officer shall be prevented from receiving such salary by reason of the fact that he or she is also a Director of the Corporation.

                       ARTICLE V. FUNDS OF THE CORPORATION

         5.01 FUNDS. All funds of the Corporation shall be deposited or invested as may be authorized from time to time by the Board of Directors or appropriate committee under authorization of the Board of Directors.

         5.02 NAME. All investments and deposits of funds of the Corporation shall be made and held in its corporate name, except that securities kept under a custodial agreement or trust arrangement with a bank or banking and trust company may be issued in the name of a nominee of such bank or banking and trust company and except that securities may be acquired and held in bearer form. 5.03 LOANS. All loans contracted on behalf of the Corporation and all evidences of indebtedness that are issued in the name of the Corporation shall be under the authority of a resolution of the Board of Directors. Such authorization may be general or specific.

         5.04 DISBURSEMENTS. All monies of the Corporation shall be disbursed by check, draft or written order only, and all checks and orders for the payment of money shall be signed by such Officer or Officers as may be designated by the Board of Directors. The Officers and employees of the Corporation handling funds and securities of the Corporation shall give surety bonds in such sums as the Board of Directors or appropriate committee may require.

         5.05 PROHIBITED TRANSACTIONS. No Director or Officer of the Corporation shall borrow money from the Corporation or receive any compensation for selling, aiding in the sale, negotiating for the sale of any property belonging to the Corporation or for negotiating any loan for or by the Corporation.

         5.06 VOTING OF SECURITIES OWNED BY THE CORPORATION. Subject always to the directions of the Board of Directors:

                  A. Any shares or other securities issued by any other corporation and owned or controlled by the Corporation may be voted at any meeting of security holders of such other corporation by the Chairman of the Board, the President or, in their absence, any Vice President of the Corporation who may be present and designated by the Board of Directors; and

                  B. Whenever, in the judgment of the Chairman of the Board, the President or, in their absence, a designated Vice President, it is desirable for the Corporation to execute a proxy or written consent in respect to any shares or other securities issued by any other corporation and owned by the Corporation, such proxy or consent shall be executed in the name of the Corporation by the Chairman of the Board, the President or a designated Vice President of the Corporation in the order as provided in Paragraph A of Section 5.06, without necessity of any authorization by the Board of Directors, affixation of corporate seal or countersignature or attestation by another Officer. Any person or persons designated in the manner above stated as the proxy or proxies of the Corporation shall have full right, power and authority to vote the shares or other securities issued by such other corporation and owned by the Corporation the same as such shares or other securities might be voted by the Corporation.


             ARTICLE VI. CERTIFICATES FOR SHARES AND THEIR TRANSFER


         6.01 CERTIFICATES FOR SHARES. Certificates representing shares of the Corporation shall be in such form, consistent with law, as shall be determined by the Board of Directors. Such Certificates shall be signed by the Chairman of the Board, the President or a Vice President and the Secretary or by another Officer designated by the Chairman of the Board, the President or the Board of Directors. All Certificates shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation. All Certificates surrendered to the Corporation for transfer shall be canceled and no new Certificate shall be issued until the former Certificate for a like number of shares shall have been surrendered and canceled, except as provided in Section 6.06.

         6.02 FACSIMILE SIGNATURES AND SEAL. The seal of the Corporation, if any, on any Certificates may be a facsimile. The signature of the Chairman of the Board, the President or other authorized Officer upon a Certificate may be a facsimile if the Certificate is manually signed on behalf of a transfer agent or a registrar, other than the Corporation itself or an employee of the Corporation.

         6.03 SIGNATURE BY FORMER OFFICER. If any Officer who has signed or whose facsimile signature has been placed upon any Certificate shall have ceased to be an Officer before such Certificate is issued, it may be issued by the Corporation with the same effect as if he or she were an Officer at the date of its issue.

         6.04 TRANSFER OF SHARES. Prior to due presentment of a Certificate for registration of transfer, the Corporation may treat the Shareholder of such shares as the person exclusively entitled to vote, to receive notifications and otherwise to have and exercise all the rights and powers of an owner. Where a Certificate is presented to the Corporation with a request to register for transfer, the Corporation shall not be liable to the owner or any other person suffering loss as a result of such registration of transfer if:

                  A. There were on or with the Certificate the necessary endorsements; and

                  B. The Corporation had no duty to inquire into adverse claims or has discharged any such duty.

The Corporation may require reasonable assurance that said endorsements are genuine and effective and in compliance with such other regulations as may be prescribed by or under the authority of the Board of Directors.

         6.05. RESTRICTIONS ON TRANSFER. The face or reverse side of each Certificate shall bear a conspicuous notation of any restriction imposed by the Corporation upon the transfer of such shares represented by a Certificate.

         6.06 LOST, DESTROYED OR STOLEN CERTIFICATES. Where the owner claims that his or her Certificate has been lost, destroyed or wrongfully taken, no Certificate shall be issued in place thereof unless the owner:

                  A. Files with the Corporation an affidavit stating that such Certificate was lost, destroyed or stolen before the Corporation has notice that such shares have been acquired by a bona fide purchaser;

                  B. Files with the Corporation a sufficient indemnity bond; and

                  C. Satisfies such other reasonable requirements as may be prescribed by or under the authority of the Board of Directors.

         6.07 CONSIDERATION FOR SHARES. The shares of the Corporation may be issued for such consideration as shall be fixed from time to time by the Board of Directors, provided that any shares having a par value shall not be issued for a consideration less than the par value thereof. The consideration to be received for shares may consist of any tangible or intangible property or benefit to the Corporation, including cash, promissory notes, services performed, contracts for services to be performed or other securities of the Corporation. When the Corporation receives the consideration for which the Board of Directors authorized the issuance of shares, the shares issued for that consideration are fully paid and nonassessable, except as provided by Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, or any successor statute, which may require further assessment for unpaid wages to employees under certain circumstances. The Corporation may place in escrow shares issued for a contract for future services or benefits or a promissory note, or make other arrangements to restrict the transfer of the shares, and may credit distributions in respect of the shares against their purchase price, until the services are performed, the benefits are received or the note is paid. If the services are not performed, the benefits are not received or the note is not paid, the Corporation may cancel, in whole or in part, the shares escrowed or restricted and the distributions credited.

         6.08 UNCERTIFICATED SHARES. In accordance with Section 180.0626 of the Wisconsin Business Corporation Law, or any successor statute, the Board of Directors may issue any shares of any of its classes or series without Certificates. The authorization does not affect shares already represented by Certificates unless the Certificates are surrendered to the Corporation. Within a reasonable time after the issuance or transfer of shares without Certificates, the Corporation shall send the Shareholder a written statement of the information required on share certificates by Sections 180.0625 and 180.0627, or any successor statutes, if applicable, of the Wisconsin Business Corporation Law, and by the Bylaws. The Corporation shall maintain at its offices or at the office of its transfer agent, an original or duplicate stock transfer book containing the names and addresses of all Shareholders and the number of shares held by each Shareholder. If the shares are uncertificated, the Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Wisconsin.

         6.09 TRANSFER AGENT AND REGISTRAR. The Corporation may maintain one or more transfer offices or agencies, each in charge of a transfer agent designated by the Board of Directors, where the shares of stock of the Corporation shall be transferable. The Corporation also may maintain one or more registry offices, each in charge of a registrar designated by the Board of Directors, where such shares of stock be registered. The same person or entity may be both a transfer agent and registrar.

         6.10 STOCK REGULATIONS. The Board of Directors shall have the power and authority to make all such further rules and regulations not inconsistent with the laws of the State of Wisconsin as it may deem expedient concerning the issue, transfer and registration of certificates representing shares of the Corporation.

                                  ARTICLE VII.

             INDEMNIFICATION AND LIABILITY OF OFFICERS AND DIRECTORS

                  7.01 INDEMNIFICATION.

                       A. Any person, or such person's estate or personal representative, made or threatened with being made a party to any action, suit, arbitration, or proceeding (civil, criminal, administrative, or investigative, whether formal or informal), which involves foreign, federal, state or local law, by reason of the fact that such person is or was a Director or Officer of the Corporation or of any corporation or other enterprise for which he or she served at the Corporation's request as a director, officer, partner, trustee, member of any decision-making committee, employee, or agent, shall be indemnified by the Corporation for all reasonable expenses incurred in the proceeding to the extent he or she has been successful on the merits or otherwise.

                  B.       In cases where a person described in Paragraph A of
                           Section 7.01 is not successful on the merits or otherwise, the Corporation shall indemnify such person against liability and reasonable expenses incurred by him or her in any such proceeding, unless liability was incurred because the person breached or failed to perform a duty he or she owed to the Corporation and the breach or failure to perform constituted any of the following:

                           1. A willful failure to deal fairly with the Corporation or its Shareholders in connection with a matter in which the Director or Officer had a material conflict of interest;

                           2. A violation of criminal law, unless the Director or Officer had reasonable cause to believe his or her conduct was lawful or no reasonable cause to believe his or her conduct was unlawful;

                           3. A transaction from which the Director or Officer derived an improper personal profit; or

                           4.       Willful misconduct.

                  C. The determination whether indemnification shall be required under Paragraph B of Section 7.01 shall be made according to one of the following methods selected by the Director or Officer:

                           1. By a majority vote of a quorum of the Board of Directors consisting of Directors who are not at the time parties to the same or related proceedings. If a quorum of such disinterested Directors cannot be obtained, by majority vote of a committee duly appointed by the Board of Directors and consisting solely of two or more Directors who are not at the time parties to the same or related proceedings. Directors who are parties to the same or related proceedings may participate in the designation of members of the committee;

                           2. By independent legal counsel selected by a quorum of the Board of Directors or its committee in the manner prescribed in Clause 1 of this Paragraph C or, if unable to obtain such a quorum or committee, by a majority vote of the Board of Directors, including Directors who are parties to the same or related proceedings; or

                           3. By the court conducting the proceedings or another court of competent jurisdiction, either on application by the Director or Officer for an initial determination or on application for review of an adverse determination under Clause 1 or 2 of this Paragraph C.

                  D. The termination of a proceeding by judgment, order, settlement or conviction, or upon a plea of no contest or an equivalent plea, does not, by itself, create a presumption that indemnification of the Director or Officer is not required.

                  E.       A Director or Officer who seeks indemnification under
                           Section 7.01 shall make a written request to the Corporation.

                  F. Upon written request by a Director or Officer who is a party to a proceeding described in Paragraph A of
                           Section 7.01, the Corporation may pay or reimburse his or her reasonable expenses as incurred if the Director or Officer provides the Corporation with all of the following:



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                           1.       A written affirmation of his or her good
                                    faith belief that he or she has not breached or failed to perform his or her duties to the Corporation; and

                           2. A written undertaking, executed personally or on his or her behalf, to repay the allowance and reasonable interest thereon, to the extent that it is ultimately determined under Clause 1 or 2 of Paragraph C of Section 7.01, that indemnification is not required or to the extent that indemnification is not ordered by a court under Clause 3 of Paragraph C of Section
                                    7.01. The undertaking under this Clause 2 shall be an unlimited general obligation of the Director or Officer, may be accepted without reference to his or her ability to repay the allowance and may be secured or unsecured.

                  G. Paragraphs A through F of Section 7.01 shall also apply where a person or such person's estate or personal representative is made or threatened with being made a party to any proceeding described in Paragraph A of this by reason of the fact that such person is or was an employee of the Corporation, except that in addition to the categories of conduct set forth in Paragraph B of Section 7.01 in relation to which the Corporation has no duty to indemnify, the Corporation also shall have no duty to indemnify the employee against liability and reasonable expenses incurred by him or her in any such proceeding if liability was incurred because the person breached or failed to perform a duty he or she owed to the Corporation and the breach or failure to perform constituted material negligence or material misconduct in performance of the employee's duties to the Corporation.

                  H. Unless a Director or Officer of the Corporation has knowledge that makes reliance unwarranted, a Director or Officer, in discharging his or her duties to the Corporation, may rely on information, opinions, reports or statements, any of which may be written or oral, formal or informal, including financial statements and other financial data, if prepared or presented by any of the following:

                           1. An Officer or employee of the Corporation whom the Director or Officer believes in good faith to be reliable and competent in the matters presented;

                           2. Legal counsel, certified public accountants licensed under Chapter 442 of the Wisconsin Statutes, or other persons as to matters the Director or Officer believes in good faith are within the person's professional or expert competence; or

                           3. In the case of reliance by a Director, a committee of the Board of Directors of which the Director is not a member if the Director believes in good faith that the committee merits confidence.

                  I. In discharging his or her duties to the Corporation and in determining what he or she believes to be in the best interest of the Corporation, a Director or Officer may, in addition to considering the effects of any action on Shareholders, consider the following:

                           1. The effects of the action on employees, suppliers and customers of the Corporation;

                           2. The effects of the action on communities in which the Corporation operates; or

                           3. Any other factor the Director or Officer considers pertinent.

         7.02 LIMITED LIABILITY OF DIRECTORS AND OFFICERS TO THE CORPORATION AND SHAREHOLDERS.


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

                  A. Except as provided in Paragraph B of Section 7.02, a Director or Officer is not liable to the Corporation, its Shareholders or any person asserting rights on behalf of the Corporation or Shareholders, for damages, settlements, fees, fines, penalties or other monetary liabilities arising from a breach of, or failure to perform, any duty resulting solely from his or her status as a Director, unless the person asserting liability proves that the breach or failure to perform constitutes any of the following:

                           1.       A willful failure to deal with the
                                    Corporation or Shareholders in connection with a matter in which the Director or Officer had a material conflict of interest;

                           2. A violation of criminal law, unless the Director or Officer had reasonable cause to believe his or her conduct was lawful or no reasonable cause to believe his or her conduct was unlawful;

                           3. A transaction from which the Director or Officer derived an improper personal profit; or

                           4.       Willful misconduct.

                  B. Section 7.02 does not apply to the liability of a Director or Officer for improper declaration of dividends, distribution of assets, corporate purchase of its own shares, distribution of assets to Shareholders during liquidation, or for corporate loans made to an Officer or Director under Wisconsin Business Corporation Law Section 180.0832(1).


                        ARTICLE VIII. CORPORATE DIVIDENDS

The Board of Directors may from time to time declare dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Articles of Incorporation.

                           ARTICLE IX. CORPORATE SEAL

The Board of Directors may provide a corporate seal which may be circular in form and may have inscribed thereon the name of the Corporation and the state of incorporation and the words "Corporate Seal."

                             ARTICLE X. FISCAL YEAR

The Board of Directors shall set the fiscal year as set forth in Section 0.05.


                             ARTICLE XI. AMENDMENTS

         11.01 BY SHAREHOLDERS. The Bylaws may be altered, amended or repealed and new bylaws may be adopted by the Shareholders by affirmative vote of not less than a majority of the shares present or represented at an Annual or Special Meeting of the Shareholders at which a quorum is in attendance.

         11.02 BY DIRECTORS. The Bylaws also may be altered, amended or repealed and new bylaws may be adopted by the Board of Directors by affirmative vote of a majority of the number of Directors present at or participating in any meeting at which a quorum is in attendance; but no bylaw adopted by the Shareholders shall be amended or repealed by the Board of Directors if such bylaw so provides.

         11.03 IMPLIED AMENDMENTS. Any action taken or authorized by the Shareholders or by the Board of Directors, which would be inconsistent with the Bylaws then in effect but is taken or authorized by affirmative vote of not less than the number of shares or the number of Directors required to amend the Bylaws so that the Bylaws



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would be consistent with such action, shall be given the same effect as though the Bylaws had been temporarily amended or suspended so far, but only so far, as is necessary to permit the specific action so taken or authorized.








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                            CERTIFICATE OF ADOPTION

THE UNDERSIGNED OFFICER OF FIRST MANITOWOC BANCORP, INC. HEREBY CERTIFIES:

THE FOREGOING RESTATED AND AMENDED BYLAWS OF FIRST MANITOWOC BANCORP, INC. WERE DULY ADOPTED AS OF THE 11TH DAY OF FEBRUARY, 2003.



/S/Thomas J. Bare
---------------------------

By: Thomas J. Bare, President

First Manitowoc Bancorp, Inc.







                                   RESOLUTION

RESOLVED, that the Restated Bylaws of this Corporation in the form presented to this meeting relating to procedural matters with respect to the business and affairs of First Manitowoc Bancorp, Inc., shall be, and they hereby are, adopted.












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